                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF


                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):    December 19, 2000
                                                        ------------------------


                                   AMDL, Inc.
                                   ----------

             (Exact name of registrant as specified in its charter)



          Delaware                  0-27689                  87-0188822
----------------------------    ----------------    ----------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
of incorporation)               Number)             No.)


              2492 Walnut Avenue, Suite 100, Tustin, CA 92780-7039
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (714) 505-4460



          Former name or former address, if changed since last report)

        ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        As part of the transactions described in Item 5 below, Chinese Universal Technologies Co., Ltd., a Taiwanese corporation ("CUT"), acquired a controlling interest in the Company. However, as a condition to the sale of 2,000,000 shares of the Company's Common Stock ("Shares") to CUT, CUT was required to cause the Shares to be deposited with Jeanne Lai, President of CUT, and Gary L. Dreher, President of the Company collectively as "Voting Trustees" under a Voting Trust Agreement dated as of December 14, 2000 and executed December 19, 2000. The Voting Trust Agreement provides that during the ten (10) year term of the Voting Trust Agreement: (i) the Trustees shall not be required to elect to cumulatively vote the Shares; (ii) Mr. Dreher or his successor elected by the Company shall in any election of directors always vote in favor of one nominee of CUT for director; and (iii) on all other matters coming before the stockholders, the Trustees shall be required to vote unanimously in favor of any such matters; otherwise, the Trustee's vote of the Shares on such proposal shall not be counted except for purposes of a quorum for voting on such proposal.

        ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.

        ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

        ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

        ITEM 5.  OTHER EVENTS.

        On December 19, 2000 pursuant to the Securities Purchase Agreement ("Purchase Agreement"), the Company sold to CUT 2,000,000 shares of its Common Stock under Section 4(2) of the Securities Act of 1933, as amended at a price of $1.35 per share for $700,000 cash and a secured promissory note in the principal amount of $2,000,000 due February 1,2001. The promissory note is secured by a pledge of 1,481,481 shares of common stock under a Security and Pledge Agreement dated as of December 14, 2000 (but executed December 19, 2000).

        The shares of Common Stock represent approximately 38.3% of the total issued and outstanding Common Stock of the Company, including the 2,000,000 shares issued pursuant to the Purchase Agreement.

        Concurrently, with the execution and delivery of the Purchase Agreement, the Company, under an Exclusive Distribution Agreement with CUT, sold to CUT for $300,000 cash, the exclusive distribution rights for five years to market and distribute Company's micro-titer plate based DR-70 in vitro diagnostic kits ("Kits") in the following countries in Asia: Taiwan, Hong Kong, Korea, Philippines, Japan, Singapore, Malaysia, Thailand, Vietnam and Cambodia. CUT is required to purchase a minimum of 10,000 Kits per year under the Exclusive Distribution Agreement.

        This report contains forms of forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. Such statements are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's periodic reports with the Securities and Exchange Commission, including the Company's continued access to capital. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results will vary materially from those anticipated, estimated, or projected and the variations may be material.

        ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

        ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a), (b)  Not Applicable

        (c)       Exhibits

        10.57     Securities Purchase Agreement dated as of December 14, 2000 executed December 19, 2000

        10.58     Secured Promissory Note dated December 14, 2000, effective
                  December 19, 2000

        10.59 Security and Pledge Agreement dated as of December 14, 2000, executed December 19, 2000

        10.60     Voting Trust Agreement dated as of December 14, 2000, executed
                  December 19, 2000

        10.61 Exclusive Distribution Agreement dated December 14, 2000, effective December 19, 2000

        ITEM 8.   CHANGE IN FISCAL YEAR.

        Not applicable.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMDL, INC.
                                             (Registrant)



Date:  December 26, 2000                     By: /s/ GARY L. DREHER
                                                --------------------------------
                                                   Gary L. Dreher, President

                                 EXHIBIT INDEX



       Exhibit
       Number     Description
        10.57     Securities Purchase Agreement dated as of December 14, 2000 executed December 19, 2000

        10.58     Secured Promissory Note dated December 14, 2000, effective
                  December 19, 2000

        10.59 Security and Pledge Agreement dated as of December 14, 2000, executed December 19, 2000

        10.60     Voting Trust Agreement dated as of December 14, 2000, executed
                  December 19, 2000

        10.61 Exclusive Distribution Agreement dated December 14, 2000, effective December 19, 2000